minim

Minim

NASDAQ: MINM
Investor Day I June 9, 2022


moto sync
POWERED BY MINIM
Your network looks good!
Living room
Kitchen
Office
14 devices
WiFi networks
+ Add network
Smith family
Private
Home | 12 devices
Network

Welcome

NASDAQ: MINM

minim



James Carbonara

INVESTOR RELATIONS

- Former Vice President of Investor and Public Relations firm in New York
- Received a B.A. in Economics from Villanova University
- Contact me any time with questions at InvestorRelations@minim.com

HAYDEN IR

Safe Harbor Statement

minim

This presentation contains "forward-looking statements", within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to the Company's plans, expectations, and intentions. Actual results may be materially different from expectations as a result of known and unknown risks, including: risks associated with the Company's potential inability to realize intended benefits of the acquisition by merger of Zoom Connectivity, Inc.; the potential increase in tariffs on the Company's imports; the potential supply interruptions from manufacturing the Company's products in Vietnam; risks relating to global semiconductor shortages; potential changes in NAFTA; the potential need for additional funding which the Company may be unable to obtain; declining demand for certain of the Company's products; delays, unanticipated costs, interruptions or other uncertainties associated with the Company's production and shipping; the Company's reliance on several key outsourcing partners; uncertainty of key customers' plans and orders; risks relating to product certifications; the Company's dependence on key employees; uncertainty of new product development, including certification and overall project delays, budget overruns; the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated; costs and senior management distractions due to patent related matters; risks from a material weakness in our internal control over financial reporting; the impact of the COVID-19 pandemic; risks associated with macroeconomic factors including supply chain issues, inflation, tightening of money markets and labor shortages; and other risks set forth in the Company's filings with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable; however, these statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements. Given these uncertainties, the Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstance on which any such statement is based.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information and has not independently verified such information.

This presentation has been prepared by Minim, Inc. (the "Company") solely for informational purposes based on its own information, as well as information from public sources. This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Vision

Mission & Perspectives

minim



Gray Chynoweth

CEO

- 16+ years in executive roles at Dyn, DEKA I ARMI, and SilverTech
- As COO, grew Dyn to 500 employees and nearly $100M ARR prior to being acquired by Oracle for more than $600 million
- Holds Juris Doctor from Duke University School of Law; a Masters of Arts in Public Policy from Duke University, and a Bachelors of Arts in Political Science from UC Berkeley

ORACLE Dyn DEKA 10X VENTURE PARTNERS

Critical Home Infrastructure

minim

WiFi = Wife Fitness

Live group runs on the treadmill help Tara hit her fitness goals


NordicTrack

Online shopping

Gray's Mother Judy shops online from the kitchen


France

Learning, gaming

Gray's son uses his tablet for school and entertainment


MINECRAFT

Remote work

55% of US homes now have 1+ person WFH, as does Gray[1]



Gray's home has 45 devices

1. Deloitte: 2021 Connectivity and Mobile Trends Survey

Vision: Everyone Should Have Access

minim







High speed broadband is a right

With the Biden Administration's recent passage of the Bipartisan Infrastructure Bill, more than 30 million Americans[1] will receive high speed connectivity, expanding the market for high performance network hardware and security software.

The infrastructural impact of increased competition

The expanding pool of ISPs continues to drive down the price of broadband connectivity in the US[2], meanwhile offering consumers in rural and urban communities alike more ways to connect than ever before, from satellite and cable to fiber and 5G.

Even faster speeds are on the horizon

Building on existing infrastructure, the cable industry is making strides to deliver Internet speeds 10 times faster than today's networks to consumers worldwide.[3] The 10G initiative is access network-agnostic—it includes hybrid fiber/coax, fiber-to-the-premises and wireless.

1. The White House, 2021: Fact Sheet: The Bipartisan Infrastructure Deal
2. US Telecom, 2021: Broadband Pricing Index: Entry-Level Pricing Data
3. CableLabs, 2019:10G:The Next Great Leap in Broadband

Vision: Safe & Performant WiFi, Everywhere

minim







What is home & office in 2030?
Brought on by a sudden shift to remote work due to the Coronavirus pandemic, the growth in digital nomadism in the U.S. rose by 42% in 2021[1], indicating a WiFi's shifting role from utility to necessity.

The Metaverse is gaining momentum
With the global Metaverse market estimated to reach $758.6 billion by 2026[2], consumer demand for more powerful connectivity protocols, like WiFi 6E and the quickly following WiFi 7 is on the rise.

High-bandwidth activities like Virtual Reality are on the rise
Driven by growing interest in the Metaverse, AR/VR device shipments are predicted to reach 14.19 million units in 2022— a 35% increase compared to 2021.[3]

1. MBO Partners, 2021: Digital Nomads: Advancing the Next Way of Working
2. Global Industry Analysts, Inc., 2021: Metaverse Emerges as the Next Big Revolution in the Internet Space. But Will It Sustain?
3. Business Standard, 2022: Metaverse to help AR/VR headset market reach 14 mn units in 2022

A Massive & Growing Market

minim

"In the last 20 years, Wi-Fi has been the technology that has the biggest socioeconomic impact… contributing to the world about $2 trillion dollars in economic value each and every year."[1]

Edgar Figueroa,
President & CEO, WiFi Alliance



$89B
Annual Estimated TAM
Intelligent Home Networking
(7% CAGR)[2]







Market drivers
Consumers demand more speed, data, & a secure & quality experience using the latest WiFi 6E, WiFi 7, DOCSIS 4.0 & GPON 10G & 5G / 6G





1. WiFi Alliance: https://www.wi-fi.org/who-we-are
2. Calculated as a percentage of average ISP ARPU & growth of fixed broadband subscribers using Minim intel & industry benchmarks from Cable.co.uk & Point Topic (Analyst)

minim

Our Mission

Help everyone do more and live better with connectivity.


moto sync
POWERED BY MINIM
Overview
Home network
online
17/20 devices online
1/1 access points online
WiFi networks
+ Add network
Smith family
Private Home | 12 devices
Guests
Isolate Home | 2 devices
Acme Inc
Work | 3 devices
Network

You May Know Us As Motorola

motorola

Exclusive Brand License

We have the license to make and distribute home networking & security products under the Motorola brand. You can find our products in Amazon, Best Buy, Walmart, Target, and other retail stores.

Long-Standing Relationship

Our license has expanded in category & geography since first established in 2016. Current license runs to December 2025 & we're in frequent communication.

Extensive Operational Support

Dedicated Motorola resources for product security testing, manufacturing, logistics, design, marketing, trademark rights & business development.

New Market Accelerant

Provides expedited entrance and operational abilities in global markets with brand recognition, market intel, and supply chain partners.

Difficult to Replicate

Earned our place as one of the top 5 licensees and have established factory approvals and a co-branded product— the **moto**sync app, powered by Minim.



Investment Thesis

minim

New Management Outperformed the Industry Leader By 7x in CAGR

- Minim formed out of a merger and installed a new Management Team in Dec 2020
- Appointed new CFO & added Engineering Leadership in the past 6 months
- For FY21, Minim's GAAP Revenue was $55.4M, up by 16% Y/Y, resulting in a 3 year CAGR of 21%
- By way of context, the industry leader's FY21 revenue dropped by 7% compared to FY20, resulting in a 3 year CAGR of 3%

Software Transformation Strategy To Grow Customer Lifetime Value (CLTV)

- Our mobile app is a vehicle for increased CLTV via loyalty programs & upsells.
- Software-enabled 20% of the product portfolio in FY21 & are on track for 100% and 100K+ users in FY22

Multi-Pronged GTM with Untapped Potential In US Channels & Global Markets

- **Amazon US:** In FY21, we jumped from #3 to #1 in market share (40%+) for our core categories, modems & gateways. Untapped potential globally
- **Retail US:** Best Buy, Target, Walmart, Newegg, Staples. Established Walmart.com Direct in Q421 and launched MotorolaNetwork.com. Signed 3 distributors in Q122
- **B2B2C:** We have delivered our cloud WiFi software platform to 140+ small ISPs & are in trial with 3 Large ISPs

Closing the Gap to Profitability, Undervalued with a Highly Attractive Investment Profile

- Market cap is less than total assets and revenue, despite outperformance & tracking towards profitability
- Heads down on executing towards profitability
- Completed Nasdaq uplist and raised $25M in Summer 2021 to invest in general corporate and working capital, including inventory optimization

minim

Strategy

Software Transformation



onsip | now part of Intrado

L'ORÉAL

Nicole Zheng

PRESIDENT & CMO

- 11+ year SaaS CMO at Minim, Antidote Technologies, and OnSIP (ACQ: Intrado) and cofounder, Minim (pre-merger)
- Former Management Associate at L'OREAL USA, consumer goods manufacturing experience
- Received BS, Materials Science & Engineering and BS, Engineering & Public Policy, Carnegie Mellon University; Finance & Accounting & Management Certifications, Wharton Online

History of Minim, Inc.

minim



ZOOM fax MODEM
9600 bps Send and Receive Fax and 2400 bps External Modem Works With Any Computer
Macintosh
ZOOM
FREE!
CompuServe
DowJones
Genie
FX
9624
Made in the USA



motorola
24x8 cable modem plus
AC1900 WiFi router
1000+ Mbps
1900 Mbps
2 year warranty
Eliminate monthly cable modem rental fees!
xfinity COX Spectrum
Model MG7700



motorola
3-pack
Q11
Mesh WiFi 6 System
5,000
moto sync

Zoom Telephonics established 1977

Motorola brand license 2016

Merger with Minim in Dec 20; Nasdaq uplist July 21 with ticker MINM

Our Technology

minim

- Performs AI-driven device fingerprinting & behavior monitoring (patent pending)
- Powers seamless device setup (patent for mesh) and networking device firmware updates
- Analyzes device behavior and translates into health scores and security alerts
- Protects the privacy and security in the home with automatic malware & ad tracker blocking
- Runs diagnostic testing, e.g. speed tests, signal strength
- Actions preferences for each home, e.g. child bedtime hours, guest network management
- Powers applications, devices, and offers APIs & open-source middleware agent for integration


moto sync
POWERED BY MINIM
Your network looks good!
Living room
Kitchen
Office
14 devices
WiFi networks
+ Add network
Smith family
Private
Home | 12 devices
Network

moto sync
POWERED BY MINIM

"No issues at all setting up our new mesh system! Love this system and great app!"

★★★★★ KEL4UCLA

WiFi management



moto sync
POWERED BY MINIM
Your network looks **good**!
Living room
Kitchen
Office
14 devices
WiFi networks
+ Add network
Smith family
Private Home | 12 devices

Security alerts



Security
On the lookout for
140,202 known threats
Malware
No active malware detected
Intrusions
No active intrusions detected
Known vulnerabilities

Parental controls



Full Home Filter
Full Home Filter
Filter web content for all devices and profiles on your network.
Filter search
Discover which filter is blocking a website
Security Plus
Block known malicious websites on your devices
Ad Privacy
Block ads and their tracking platforms on your devices
Adult Block

Data usage insights



Timeline
All
LAN events
Config changes
Speed tests
Speed test
12:35 PM 6/4/19
Web
Music
SD
Games
HD
4K
486 Mbps
203 Mbps
4 ms
Boston, MA
speedtest-server.starry.com
Security incident
12:35 PM 6/4/19

Solutions for Consumers

minim

- **Intelligent networking products** - Motorola cable modems & modems/routers, core categories; MoCA, and mesh WiFi systems, new category; with bundled software
- **Leading retailer distribution** - Distributed in major US retailers, including Best Buy, Walmart, Target, Staples, and Amazon
- **Growing e-commerce presence** - now #1 brand in market share for our core categories and just launched our own MotorolaNetwork.com last year
- **Growing Average Selling Price (ASP)**, up 7% YoY in FY21 to $105 and 15% to $121 in Q122 from the prior quarter as consumers adopt premium products & component prices rise, affecting many electronics categories



moto sync
POWERED BY MINIM
Your network looks good!
Living room
14 devices
WiFi networks
+ Add network
Smith family
Private Home | 12 devices
Network
motorola
MG8702
modem
wifi router
beamforming
Spectrum

BEST BUY Walmart Staples amazon target newegg

Solutions for Internet Service Providers

minim

"We're very excited to deploy Minim's intuitive software and hardware solutions. We're confident our collaboration will improve connectivity throughout Indonesia."



Edward Sanusi
Chief Technology & Product Officer
PT Link Net Tbk


M4RW
Search M4RW Users...
Katrina Ambrose
Katrina G K Ambrose
Cool, California, 95614, US
5552225555
katrina@hmail.com
Online for about 1 month
IP Address: 216.27.22.177
MAC Address: e4:e5:6e:23:14:62
Minim Score
83
Overview
Security
Router Settings
Timeline
User Settings
Users
Insights
Traffic
Internet Speed Test
128 ms
9.50 Mbps
2.88 Mbps
Browsing
Audio
SD Video
HD Video
4K Video
Run Speed Test
Last Run 6 Days Ago
speedtest.prod-kdca-m-1.minim.co
7 Devices Online Now
7 Total Devices
3 Known Issues
Network Devices
Living room
Uptime: about 1 month
Reboot
router
MAC Address: e4:e5:6e:23:14:62
LAN IP Address: 192.168.11.1
WAN IP Address:192.168.100.44
Serial Number: 509a7a98cca0c
Firmware Version: 1.2.0.430
2.4 GHz
0 Devices
5 GHz
1 Devices

irdeto D-VoiS Communications Pvt.Ltd. AIRLINK WIRELESS AW BROADBAND ROCKSOLID INTERNET A VTX1 Company

Growth in Customer Lifetime Value

minim

Customer purchases an MB8611 modem

$179 ($179 CLTV)



motorola
MB8611
GAME CHANGER
DOCSIS 3.1 cable modem
+ 2.5 Gig Ethernet port
• True Gigabit-plus speed
• Supports fast internet plans
• 2-year warranty
xfinity COX Spectrum
DOCSIS 3.1

Device is onboarded via **moto**sync. Customer provides contact details in registration (opt-in).



Motorola mb8611
Fantastic modem!
Living room
Device details
Connection
History
Your internet speed supports
Web
Music
SD
My networks

Customer is targeted for mesh upsell via a focused marketing campaign



motorola
GET TOP SPEEDS IN EVERY ROOM
Upgrade to Motorola mesh for better connections.
Shop now
motorola

Customer purchases Q14 2-pack upgrade via in-app shopping on motorolanetwork.com

$429 ($608 CLTV)



Motorolanetwork.com
Free Shipping on orders over $100
motorola
Motorola WiFi 6E Mesh System | Q14

Customer upgrades to 2 years of unlimited customer support for $1.99/mo

$48 ($656 CLTV)



Support
Need help?
Need some help? Please reach out to our customer support team by email, phone, or filling out our contact form. Thank you!
Visit the help guide
Chat live now
Open 7:00 AM to 8:00 PM today
Time Zone | Eastern Time
Additional support info
Support

Numbers are a Gross Revenue Representation; CLTV will expand with increasing gross margins on Software

minim

Software

Product Roadmap



Lakshmi Kadiyala

VP, Software Engineering

- 20+ years software engineering experience with industry leaders such as LexisNexis and Charles Schwab
- Received a Bachelor's of Science from Sri Venkateswara University, a Master's in Information Technology from the University of Canberra, and graduated from Harvard University's Business Analytics Program

LexisNexis

charles SCHWAB

Software Transformation

minim



motorola
MG8702
moto sync
Your network looks good!



Support
Need help?
Need some help? Please reach out to our customer support team by email, phone, or filling out our contact form. Thank you!
Visit the guide
Chat live now
Open 8:30 AM to 10:00 PM today
Time Zone | Eastern Time



minim
Starbucks
Scan my current network

Software Enablement

- 20% of product portfolio is bundled with **moto**sync app, targeting 100% by end of 2022
- Develop lasting relationships with customers via loyalty programs
- Upsell in both hardware product and software features

Feature Upgrades

- Became 1st to offer in-app support
- Provide users with increasing and differentiated product value such as WiFi optimization
- Aims to increase user acquisition rate by 2x+

Software-Only App Experience

- Helps everyday WiFi users test, rate & improve WiFi
- Grows user acquisition with app-first users
- Grows CLTV with upsell software & hardware

2022: Network Health

minim

Empowers users with more control over their WiFi network driven by in-app informed decision making and data

- Relatable network data metrics
- In-built network health-check capability
- Alerts surfacing prompt for user action
- User in control



moto sync
POWERED BY MINIM
Kitchen is offline
Reboot your network?
Reboot
Living room
Kitchen
Office
14 devices
Network
Internet speed
Connection
This speed test was slower than usual
Reboot your network?
No, thanks
Reboot
20 Mbps
8 Mbps
4 ms
Run speed test
Last run 2 days ago
Boston, MA
Network

2022: WiFi Optimization

User driven and user environment based WiFi network optimization

- Enhanced network experience
- Building size and network traffic
  - Home
    - Single occupant
    - Townhome
    - Apartment
  - Office
    - Single occupant
    - Small office
    - Large office
- Onboarding flow
- Advanced network settings


Advanced network settings
IP reservations & Port forwarding
Assign static IP addresses. Open ports in your firewall to allow traffic through to devices.
Internet connection
Your router's connection to your internet service
PPPoE
Local network
Your internal network settings
192.168.1.1
WiFi optimization
Optimize WiFi performance for your environment
Single
Universal Plug and Play
Allow devices to open ports in your firewall. May be required by some devices.
Forget all devices on this network
Device histories and associated details will be lost.
Forget this network
If you are the only user, the network will
Network


Advanced network settings
IP reservations & Port forwarding
Assign static IP addresses. Open ports in your firewall to allow traffic through to devices.
WiFi optimization
Single occupant home / office
Few neighboring WiFi networks
Townhome / Small office building
Some neighboring WiFi networks
Apartment / Large office building
Many neighboring WiFi networks.
Cancel
Save
Forget all devices on this network
Device histories and associated details will be lost.
Network

2022: Live Chat in Mobile App

minim

First ever WiFi mobile app with live chat launched in Jan

- Enhanced customer support
- Directly connect to a network specialist
- Average response time ~ 1 min
- Automated sharing of device info making it convenient for users to convey issues encountered
    - mac address
    - ISP
    - email
    - firmware info
    - timezone etc


Support
Need help?
Need some help? Please reach out to our customer support team by email, phone, or filling out our contact form. Thank you!
Visit the guide
Chat live now
Open 8:30 AM to 10:00 PM today
Time Zone | Eastern Time
Contact support
Support
Chat with us
View past chats
Hi! We would be happy to help. Please enter your email address and your question and we'll connect you with an agent.
Your profile:
kat@email.com
kat@email.com
Message
Start chat

2022: Customer Reviews & Feedback

minim

Minim customer and market awareness, connectedness and sensitivity

Notify users on filter blocking execution



Full Home Filter
Filter web content for all devices and profiles on your network.
Filter search
Discover which filter is blocking a website
Security Plus
Block known malicious websites on your devices
Ad Privacy
Block ads and their tracking platforms on your devices
Adult Block
Block adult websites on your devices
Filter changes typically take effect in 15 minutes but in rare instances may take up to 24 hours
Network

Alert on new devices joining network



Wed, Mar 13
Notifications
Minim • now
A new Android device has joined your network

More friendly design relevant to info shared



Security
On the lookout for
140,202 known threats
Malware
No active malware detected
Intrusions
No active intrusions detected
Known vulnerabilities
Network

Innovation: AI-driven Fingerprinting

minim

Smart homes

- Devices competing for network
- Devices are prone to security threats

IoT fingerprinting is fundamental to Smart homes

- Identifies devices in network

Minim has *superior* fingerprinting capabilities

- Identifies more devices ~ 80%+
- Extracts most device attributes ~ 90%+



Kat's Switch
Kat's Switch
online
Daily top sites
History
Youtube.com
8hr 4m
Nintendo.com
3hr 24m
Reddit.com
2hr 45m
Network



My devices
Search
Bedroom TV
Kat
Bravia 4K
Sony
Amazon Echo Dot
Family room
Echo Dot
Amazon
Camera
Nicole
Simplicam
Simplisafe
Nintendo Switch
Kat
Switch Lite
Nintendo
My speaker
Nicole
Play:5
Sonos
iPhone X
Nicole
iPhone X
Apple
Kat's computer
Kat
PC
Windows
Network

Innovation: Onboarding WiFi Mesh Patent

minim

- Simple, intuitive and fast user onboarding experience
- Router or Mesh Extenders with QR code
- Mobile app scans QR code
- Seamlessly starts onboarding router or mesh extension process



Scan device
Select Scan device QR code to access your camera. Then scan the device, not the box!
Scan device QR code
Activating
Continue when the light on your router pulses blue or turns solid white.
I see the light!
Great work
Your router is connected!
Next



motorola
AX1800 Dual-band Mesh WiFi
Model: MH7601
Power Input: +5VDC ⎓ 3A
S/N:
MAC:
Configuration Management
IP Address: 192.168.1.1

Innovation: Blockchain Patent

- More user empowerment
    - Secure network
    - Own your data
    - Share network
    - Monetize $
- Blockchain based registration and encryption
    - Unique Wifi network (LAN)
    - User data
- Supports futuristic ultra-high bandwidth applications
    - Metaverse







Hardware

Product Roadmap

minim



COMMSCOPE

ARRIS

Bill Wallace

VP, Hardware Engineering

- 20+ years experience holding executive roles at CommScope
- Oversaw the successful acquisition and merger of multiple engineering teams, growing the business through mergers and acquisitions from $800 million to $8 billion USD
- Received a Masters of Science in Electrical Engineering and a Bachelors of Electrical Engineering from The Georgia Institute of Technology and holds an Executive Leadership Program certificate from the Tuck School of Business at Dartmouth College

Hardware Portfolio Design

minim

1. **Meet Retail Needs for Product Lines**, e.g. maintaining Good, Better, Best lineups in Gateways and Modems and 1-pack, 2-pack, 3-pack bundles for mesh systems.
2. **Identify Profitable Product Opportunities** amongst competitors for all products we deliver by reviewing gaps in price points, capabilities, and performance.
3. **Make All Products "Intelligent"** - Bundle the mobile app and modems with mesh to attach revenue and upsell opportunities to these devices.
4. **Identify Strategic New Category Opportunities** that help us better deliver on our mission and vision to help everyone do more and live better with connectivity.
5. **Identify Technology Trends** that will influence tomorrow's products, e.g. new protocols, integrations, and standards that we will need to adopt to remain competitive in our markets.
6. **Advance WiFi/Mesh Development**. New product releases and app features to ensure that "Mesh just Works!"
7. **Interoperable & Sustainable** - Expanding our ecosystem from OpenWrt/OpenWiFi to other protocols (Matter) and develop products with decreasing environmental impact.

NEW MODERN LIFESTYLE

minim

WiFi 6E brings shorter ranges & need for more central placement. Consumers will move networking products out of closets and into their decor.



minim

AXE5400 TRI-BAND MESH WiFi 6E SYSTEM

Q14 | MAP 3-pk: $649.99 | 2-pk: $429.99

Cutting-edge tech with new industrial design

- More capacity, more speed, lower latency
- New 6 GHz band for the latest high-performance WiFi 6E devices
- Whole home coverage up to 5,000 sqft. For 100+ connected devices
- 2.5 Gbps WAN port
- Unique fabric wrapping design fits seamlessly into any home



moto sync
POWERED BY MINIM
Your network looks good!
Living room
14 devices
WiFi networks
+ Add network
Smith family
Private
Home | 12 devices
Network

MULTI-GIG MODEM + WiFi 6 ROUTER

MT8733 | MAP $409.99

One-of-a-kind. Voice-enabled.

- Exclusively compatible with Xfinity Internet & Voice service
- 2 Phone Ports for Xfinity Voice
- Ultra-fast DOCSIS 3.1 cable modem
- Warp speed AX6000 4x4 WiFi 6 router
- **moto**sync app for unparalleled in-home management and monitoring



moto sync
Your network looks good!
Living room
14 devices
WiFi networks
+ Add network
Smith family
Network
BEST BUY
In-store Summer 2022

4.7 out of 5 stars - Best Buy

Supply Chain Resiliency

minim

Working with multiple component & manufacturing vendors enables:

- **Lower support costs** by sourcing the lowest support fees
- **Lower product costs** by optimizing product design for performance and expenses
- **Improved terms by negotiating lead times**, payment terms, etc. that fit our operating plan
- **Differentiation in retail markets** versus competitors using the same vendors
- **Lower operating risk** in the case of a component shortage, we have multiple relationships



Areas of Focus and R&D

minim

- **Extensible design -** modularity in components and functions; planning for technology growth in base products
- **Quality testing programs** - partnership with regional university, increased product performance testing internally and through Alpha test programs
- **Next gen technologies -** WiFi 6E AFC, WiFi 7, DOCSIS 4.0, Matter, 5G/6G
- **New category considerations -** targeting 2023
- **Sustainability -** Lower carbon footprint materials & packaging



Go To Market

Cristina Martinho

minim



Cristina Martinho

VP, Performance Marketing

- 18+ years experience in executive roles at L'Oreal, Coty, and Palladio Beauty building market leading distribution models
- Received a Bachelor's Degree in Business Marketing and International Business from Northeastern University and a Master's in Business Administration and a Certification in Luxury Marketing from Florida International University

L'ORÉAL COTY BEAUTY, LIBERATED PALLADIO

Outstanding Ecommerce Performance

minim



Motorola Modems & Gateway $ Share Amazon
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Motorola $Share
7/1/2020
1/1/2021
7/1/2021
1/1/2022
$ Share by Week

MOTOROLA TOTAL MARKET SHARE - NPD

2020: 13 %

2021: 21%

2022: 25%

Amazon Performance

minim

+18.9% TRAFFIC	46% SALES GROWTH
41% MARKET SHARE	+14.6% ROAS
+23.8% CONVERSION	$148.66 AVERAGE RETAIL PRICE
+31.8% AVERAGE SALES PRICE	+10.88% CONTENT SCORE



2021: Building E-commerce Foundations

minim

- Grew our position to #1 in Amazon
- Took ownership of Walmart.com to increase brand performance
- Expanded our digital footprint at key retailer.com
- Relaunched our Direct to Consumer channel
- International marketplaces

2022: Building Digital Marketing Excellence

minim

- Grow our market positioning across marketplaces
- Build sales through efficient and targeted advertising
- Expand our content and consumer engagement on retail platforms
- Communicate our trusted brand promise online through Direct to Consumer site

★★★★★

Recommended by this cable tech

Motorola MB8600

Speaking as a cable technician for one of the larger companies out there, this runs cooler (less heat produced, more efficient with electricity) and more stable (doesn't drop off nearly as easily due to low dBmV or low MER signal issues) than the rental Ubee, Technicolor, and Arris models my company "includes for free with your package". And yes, the AQM also works with the Cisco CMTS we use are our hubs currently, at least in my city that I work in. I bought one myself in December, it's been running a server without interruptions. Of course any line damage or RF leakage issues will still need repairs, but I've seen it more than once with weak signal on the coax (sometimes even negative dBmV levels from the tap), but yet this modem stays locked on without issues. That's impressive, and only one or two rental model modems we offer (which are exclusive to business class, not residential customers) gets close to that feat. Any one-star reviews you see here are likely going to be significant leakage issues inside or outside the home, almost never the modem itself with a well-made model like this MB8600.

★★★★☆

Accessible Mesh WiFi for (non-techie) Everyone

Motorola MH7603

The team that developed the Motorola AX1800 setup and install instructions actually had this product in their hands and followed their own procedures before they shipped the product out to end users. My evidence? It all worked. Easily. Reliably. Without missteps. That's not typical, in my experience. And it adds to my score for this Motorola Mesh Wi-Fi 6 system. I'll summarize my experience at the end, but the Motorola is a very reasonably priced mesh WiFi system for a typical home. It truly leaves you feeling you've entered the world of advanced networking in your own home. I've got some complaints, too, but they're related to advanced uses.

2022: Building Customer Experience

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MotorolaNetwork.com

- Education
- Support
- Building a full at home network that consumers trust
- Creating a long relationship

2022: Growth Through In-store Channels

- Investment in retail team including retail marketing
- Grow sales in new channels through new best In class rep groups
- Expand our footprint in existing retail partners
- Expand into new categories in store

SUMMIT GROWTH PARTNERS

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Finance

Latest Results & Operating Plan

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Mehul Patel

CFO

- 12+ years experience in executive roles in Finance at Minim, Verifone, CommScope, ARRIS, and Motorola Mobility
- Former Director of Global Supply Chain Finance at CommScope, responsible for $7B ARRIS business.
- Received BS, Accounting, Penn State University

motorola Verifone COMMSCOPE ARRIS

Revenue Growth

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- Prepandamic to Peak Pandemic back to modest growth
- Enhanced senior leadership team
- Amazon market share from networking cable modems / GW moved from #3 to #1
- Added three new distributors, Walmart.com, and three large ISP in trail


Revenue Growth (in millions)
60
50
40
30
20
10
0
+47%
FY19
FY21

Fiscal Year 2022 Outlook

minim

- Q1'22 up 27% QoQ
- Q1'22 up 11% vs. Pre pandemic Q1'20
- Q1'22 down 11% vs. Peak pandemic
- 100% Intelligent product by EoY
- 100K Intelligent networks by EOY
- Selective product price increases in 2nd half
- Stock value / Nasdaq notice


FY22 Analyst Revenue Estimates (in millions)
70
60
50
40
30
20
10
0
55.5
10.5
15.0
14.9
15.0
60.5
18.7
15.5
13.0
13.3
+10%
62.5
19.2
17.0
13.0
13.3
FY21
Analyst 1 FY22
Analyst 2 FY22
Q1 Q2 Q3 Q4

3-5 Year Outlook

minim

- Double digit % annual revenue growth
- One million intelligent networks over 3 years
- Expand CLTV of intelligent networks by 10% through loyalty programs & feature upsells
- New Markets / Channel
- Expand Gross Margin to 40% on a path to software transformation
- Operating Margins & EPS growth to align with Revenue growth



Revenue Opportunities
140
120
100
80
60
40
20
0
FY21
Mesh/New Products
Intelligent Products/Services
New/Current Markets
Opportunity

Investment Thesis

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New Management Outperformed the Industry Leader By 7x in CAGR

- Minim formed out of a merger and installed a new Management Team in Dec 2020
- Appointed new CFO & added Engineering Leadership in the past 6 months
- For FY21, Minim's GAAP Revenue was $55.4M, up by 16% Y/Y, resulting in a 3 year CAGR of 21%
- By way of context, the industry leader's FY21 revenue dropped by 7% compared to FY20, resulting in a 3 year CAGR of 3%

Software Transformation Strategy To Grow Customer Lifetime Value (CLTV)

- Our mobile app is a vehicle for increased CLTV via loyalty programs & upsells.
- Software-enabled 20% of the product portfolio in FY21 & are on track for 100% and 100K+ users in FY22

Multi-Pronged GTM with Untapped Potential In US Channels & Global Markets

- **Amazon US:** In FY21, we jumped from #3 to #1 in market share (40%+) for our core categories, modems & gateways. Untapped potential globally
- **Retail US:** Best Buy, Target, Walmart, Newegg, Staples. Established Walmart.com Direct in Q421 and launched MotorolaNetwork.com. Signed 3 distributors in Q122
- **B2B2C:** We have delivered our cloud WiFi software platform to 140+ small ISPs & are in trial with 3 Large ISPs

Closing the Gap to Profitability, Undervalued with a Highly Attractive Investment Profile

- Market cap is less than total assets and revenue, despite outperformance & tracking towards profitability
- Heads down on executing towards profitability
- Completed Nasdaq uplist and raised $25M in Summer 2021 to invest in general corporate and working capital, including inventory optimization

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Thank You

Investor Day: June 9th, 2022
Visit: ir.minim.com
Email: InvestorRelations@minim.com

